UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2019 (November 4, 2019)

KAMAN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2019, Kaman Aerospace Group, Inc. (“Kaman Aerospace”), a wholly-owned subsidiary of Kaman Corporation, a Connecticut corporation (the “Company”), entered into a definitive Securities and Asset Purchase Agreement (the “Purchase Agreement”) with Peter J. Balsells, in his capacity as trustee of The Balsells Family Trust Dated October 1, 1985 – Trust A, as Wholly Amended And Restated June 5, 2019 (the “BF Trust”), 19650 Pauling, LLC, a California limited liability company (the “California Owned Real Property Seller”), Pauling Properties LLC, a California limited liability company (the “Colorado Owned Real Property Seller”), Bal Seal Engineering, Inc., a California corporation (“Bal Seal”), and the Company (solely in its capacity as guarantor of the obligations of Kaman Aerospace).

Pursuant to the Purchase Agreement, following a conversion of Bal Seal to a limited liability company and certain related transactions, Kaman Aerospace will acquire, (i) all of the equity interests of Bal Seal, and (ii) certain facilities related to the Bal Seal business located in Foothill Ranch, CA and Colorado Springs, CO (such acquisitions, the “Transaction,”), for an aggregate purchase price of $330 million, subject to customary adjustments for net debt and working capital. Pursuant to the Purchase Agreement, the Company has agreed to guarantee the payment and performance by Kaman Aerospace of its obligations under the Purchase Agreement.

Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the expiration or termination of the waiting periods (and all extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act and the making and obtaining of any filings and approvals required to be made or obtained thereunder, as well as approval by the competition authorities in Germany. The Transaction is not subject to any financing condition. The closing of the Transaction is expected to occur by the end of the year.

The Purchase Agreement contains customary representations, warranties, covenants and termination rights. Kaman Aerospace and the Company have obtained a representation and warranty insurance policy providing coverage for all representations and warranties of the Company contained in the Purchase Agreement, subject to certain terms and conditions.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement except for certain third-party beneficiaries identified therein; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by a confidential disclosure schedule; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, Kaman Aerospace, Bal Seal, the BF Trust, the California Owned Real Property Seller, the Colorado Owned Real Property Seller or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On November 5, 2019, the Company issued a press release announcing that it had entered into the Purchase Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company announced a conference call to be held at 8:30 a.m., Eastern Time on November 5, 2019, and simultaneously broadcast live over the internet at www.kaman.com. An online archive of the webcast will be available on the Company’s website. A copy of the investor presentation, which will be discussed during the Company’s call, is attached to this report as Exhibit 99.2 and incorporated herein by reference.

The information under this Item 7.01 and both Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Risks Associated with Forward-Looking Statements

This release includes “forward looking statements” within the meaning of the federal securities laws relating to the announced Transaction, including the benefits of the Transaction, the anticipated timing of the Transaction, and the expected performance and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” “project,” “opportunity,” “will be,” “will continue,” “will likely result,” and other words of similar meaning in connection with a discussion of the Transaction or future operating or financial performance or events. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward looking statements. Such risks and uncertainties include, among others, (i) the ability of the parties to satisfy the conditions precedent and consummate the announced Transaction; (ii) the ability of the parties to secure regulatory approvals with respect to the Hart-Scott-Rodino Antitrust Improvements Act and other applicable antitrust and competition laws in a timely manner; (iii) the risk that the consummation of the announced Transaction will not be completed in a timely manner, which may adversely affect the price of the Company’s securities; (iv) the effect of the announcement or pendency of the Transaction on the Company’s or Bal Seal’s business relationships, operating results and businesses generally; (v) the outcome of any legal proceedings that may be instituted against the Company or Bal Seal related to the Purchase Agreement or the announced Transaction; (vi) following consummation of the Transaction, the Company’s ability to enforce and protect Bal Seal’s intellectual property; (vii) risks that the announced Transaction disrupts the current plans and operations of the Company or Bal Seal; (viii) the representations and warranties provided by Bal Seal and the Company’s rights to recourse are limited in the Purchase Agreement and, as a result, the assumptions on which its estimates of future results of the business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the announced Transaction or exposure to material liabilities; (ix) the inability of the Company to successfully integrate the operations of Bal Seal and realize anticipated benefits of the announced Transaction; (x) the Company’s ability to profitably attract new customers and retain existing customers; (xi) the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and (xii) future and estimated revenues, earnings, cash flow, charges and expenditures. The foregoing list of factors is not exhaustive. Additional risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward looking statements included in this release are made only as of the date of this release. Readers are cautioned not to put undue reliance on forward looking statements, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1

Securities and Asset Purchase Agreement, dated November 4, 2019, by and among Kaman Aerospace Group, Inc., Kaman Corporation, as guarantor, Peter J. Balsells, in his capacity as trustee of the BF Trust, 1950 Pauling, LLC, Pauling Properties LLC and Bal Seal Engineering, Inc.

99.1	Press Release, dated November 5, 2019.

99.2	Investor Presentation, dated November 5, 2019.

101.INS	XBRL Instance Document—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2019	KAMAN CORPORATION

	By:	/s/ Robert D. Starr
	Name:	Robert D. Starr
	Title:	Executive Vice President and Chief Financial Officer